Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, loss on disposition of business line, arbitration and claim settlements , income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. 2

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() See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 4

2019 New Client Momentum • Strong acceleration in new business development and client acquisition continued through the third quarter • Through the third quarter, have signed $85 million in new annual revenues • Industry vertical solutions for Construction, Hospitality, and Transportation are gaining traction with a record 324 pipeline opportunities • Contractor Connection had significant wins in the U.S. and U.K. and entered a pilot with a major Canadian insurer • Crawford TPA experienced strong new client growth across the globe and GTS picked up a number of large and complex claims during the quarter • New business pipelines remain at high levels which speaks to the momentum we have in our sales organization 5

Focus on Execution • We are executing and positioning Crawford for accelerated growth as we drive toward our medium-term goal of 5% revenue and 15% earnings growth, annually • Global TPA has won 76 new clients this year worth $32 million annually which is in the early stages of coming on line • Our management team is focused on diversifying our revenue streams by augmenting our weather related businesses with more predictable revenue sources • During the third quarter we entered into outsourcing agreements with multiple U.S. and U.K. small and medium carriers following through from our second quarter success • These new programs are validations of our value proposition and demonstrate the value we provide as insurers work to improve their profitability 6

Disciplined Capital Allocation • Focused on improving cash generation and delivering value to our shareholders through disciplined capital allocation • Free cash flows improved by $38.9 million over the prior nine month period • Cash flow used to strengthen our balance sheet as our leverage ratio is below 1.5x EBITDA • Repurchased nearly 2.8 million shares of CRD-A and CRD-B during the nine month period, representing over 5% of our outstanding shares • Our priorities for capital allocation are investments back into the business, dividends to shareholders, debt repayment, share repurchases and opportunistic M&A 7

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THIRD QUARTER 2019 FINANCIAL SUMMARY Quarter Ended September 30, September 30, ($ in millions, except per share amounts) 2019 2018 % Change Revenues $254.7 $255.0 — % Non-GAAP Revenues excluding foreign exchange fluctuations(1) $262.0 $255.0 3 % Net Income Attributable to Shareholders of Crawford & Company $11.0 $7.9 39 % Diluted Earnings per Share CRD-A $0.21 $0.15 40 % CRD-B $0.19 $0.13 46 % Non-GAAP Diluted Earnings per Share (1) CRD-A $0.23 $0.17 35 % CRD-B $0.21 $0.15 40 % Adjusted Operating Earnings (1) $24.0 $16.5 45 % Adjusted Operating Margin (1) 9.2% 6.5% 270bps Adjusted EBITDA (1) $32.5 $25.5 27 % Adjusted EBITDA Margin (1) 12.4% 10.0% 240bps (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 9

RECONCILIATION OF NON-GAAP RESULTS Three Months Ended September 30, 2019 Net Income Non-GAAP Attributable Diluted Diluted Operating Pretax to Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Earnings Company CRD-A Share CRD-B Share GAAP $ 254,677 $ 23,660 $ 16,019 $ 11,046 $ 0.21 $ 0.19 Adjustments: Arbitration and claim settlements — — 1,200 887 0.02 0.02 Foreign exchange fluctuations 7,322 347 272 214 — — Non-GAAP Adjusted $ 261,999 $ 24,007 $ 17,491 $ 12,147 $ 0.23 $ 0.21 Three Months Ended September 30, 2018 Net Income Non-GAAP Attributable Diluted Diluted Operating Pretax to Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Earnings Company CRD-A Share CRD-B Share GAAP $ 255,029 $ 16,485 $ 9,707 $ 7,896 $ 0.15 $ 0.13 Adjustments: Loss on disposition of business line — — 1,201 898 0.02 0.02 Non-GAAP Adjusted $ 255,029 $ 16,485 $ 10,908 $ 8,794 $ 0.17 $ 0.15 10

CRAWFORD CLAIMS SOLUTIONS SEGMENT HIGHLIGHTS Three months ended Operating Results (3Q 2019 v. 3Q 2018) 2019 • Revenues of $86.3 million versus $85.3 million (in thousands, except September September Based on percentages) 30, 2019 30, 2018 Variance 2018 rates Variance • On a constant dollars basis, revenues of $89.8 million, growing 5.3% over prior year Revenues $86,250 $85,332 1.1% $89,830 5.3% • Gross profit of $19.8 million versus $17.7 million Direct expenses 66,498 67,635 (1.7%) 69,055 2.1% • Gross profit margin of 22.9% versus 20.7% Gross profit 19,752 17,697 11.6% 20,775 17.4% Operating earnings of $2.7 million versus loss of • Indirect expenses 17,091 17,832 (4.2%) 17,894 0.3% $(0.1) million • Operating earnings margin of 3.1% versus (0.2)% Operating earnings $2,661 ($135) nm $2,881 nm Highlights Gross profit margin 22.9% 20.7% 2.2% 23.1% 2.4% • Revenues increased from 2018 due to new clients in Operating margin 3.1% (0.2%) 3.3% 3.2% 3.4% the U.S. and increases in the U.K. and Australia • Gaining traction with small and medium carrier Total cases received 117,296 128,779 (8.9%) outsourcing programs Full time equivalent employees 2,918 2,923 (0.2%) 11

CRAWFORD TPA SOLUTIONS SEGMENT HIGHLIGHTS Three months ended Operating Results (3Q 2019 v. 3Q 2018) 2019 (in thousands, except September September Based on • Revenues of $99.5 million versus $100.3 million percentages) 30, 2019 30, 2018 Variance 2018 rates Variance • On a constant dollar basis, revenues of $100.7, growing Revenues $99,495 $100,271 (0.8%) $100,655 0.4% over prior year Direct expenses 72,785 73,738 (1.3%) 73,701 (0.1%) • Gross profit of $26.7 million versus $26.5 million Gross profit 26,710 26,533 0.7% 26,954 1.6% • Gross profit margin of 26.8% versus 26.5% Indirect expenses 17,363 18,478 (6.0%) 17,657 (4.4%) • Operating earnings of $9.3 million versus $8.1 million Operating earnings $9,347 $8,055 16.0% $9,297 15.4% • Operating earnings margin of 9.4% versus 8.0% Gross profit margin 26.8% 26.5% 0.3% 26.8% 0.3% Highlights Operating margin 9.4% 8.0% 1.4% 9.2% 1.2% • Record number of new business wins through 2019 third quarter Total cases received 213,028 205,221 3.8% • Strong pipeline of opportunities being pursued Full time equivalent employees 3,201 3,179 0.7% 12

CRAWFORD SPECIALTY SOLUTIONS SEGMENT HIGHLIGHTS Operating Results (3Q 2019 v. 3Q 2018) Three months ended Revenues of $68.9 million versus $69.4 million 2019 • (in thousands, except September September Based on percentages) 30, 2019 30, 2018 Variance 2018 rates Variance • On a constant dollars basis, revenues of $71.5 million, growing 3.0% over prior year Revenues $68,932 $69,426 (0.7%) $71,514 3.0% • Gross profit of $24.8 million versus $25.9 million Direct expenses 44,130 43,503 1.4% 45,973 5.7% • Gross profit margin of 36.0% versus 37.3% Gross profit 24,802 25,923 (4.3%) 25,541 (1.5%) • Operating earnings of $13.3 million versus $14.4 million Indirect expenses 11,501 11,560 (0.5%) 12,090 4.6% • Operating margin of 19.3% versus 20.7% Operating earnings $13,301 $14,363 (7.4%) $13,451 (6.3%) Highlights Gross profit margin 36.0% 37.3% (1.3%) 35.7% (1.6%) Operating margin 19.3% 20.7% (1.4%) 18.8% (1.9%) • GTS service line was referred several major losses during the quarter Total cases received 82,330 90,304 (8.8%) • Contractor Connection had significant wins in the U.K. Full time equivalent and U.S. and a pilot with a major Canadian carrier employees 1,493 1,459 2.3% 13

BALANCE SHEET HIGHLIGHTS September December Unaudited ($ in thousands) 30, 2019 31, 2018 Change Cash and cash equivalents $ 46,101 $ 53,119 $ (7,018) Accounts receivable, net 131,329 131,117 212 Unbilled revenues, net 115,672 108,291 7,381 Total receivables 247,001 239,408 7,593 Goodwill 97,152 96,890 262 Intangible assets arising from business acquisitions, net 76,529 85,023 (8,494) Deferred revenues 52,846 52,674 172 Pension liabilities 71,093 74,323 (3,230) Short-term borrowings and current portion of finance leases 33,619 23,284 10,335 Long-term debt, less current portion 155,761 167,126 (11,365) Total debt 189,380 190,410 (1,030) Total stockholders' equity attributable to Crawford & Company 164,362 171,288 (6,926) Net debt (1) 143,279 137,291 5,988 (1) See Appendix for non-GAAP explanation and reconciliation 14

OPERATING AND FREE CASH FLOW For the nine months ended September 30, Unaudited ($ in thousands) 2019 2018 Variance Net Income Attributable to Shareholders of Crawford & Company $ 19,797 $ 14,040 $ 5,757 Depreciation and Other Non-Cash Operating Items 31,983 37,963 (5,980) Loss on Disposition of Business Line — 18,996 (17,795) Billed Receivables Change 1,108 12,811 (11,703) Unbilled Receivables Change (8,740) (26,156) 17,416 Change in Accrued Compensation and 401K 487 (4,891) 5,378 Change in Accrued and Prepaid Income Taxes 443 788 (345) Other Working Capital Changes (2,226) (14,356) 12,130 U.S. and U.K. Pension Contributions (527) (23,168) 22,641 Cash Flows from Operating Activities 42,325 16,027 26,298 Property & Equipment Purchases, net (5,664) (12,406) 6,742 Capitalized Software (internal and external costs) (7,276) (13,098) 5,822 Free Cash Flow(1) $ 29,385 $ (9,477) $ 38,862 (1) See Appendix for non-GAAP explanation and reconciliation 15

SHARE REPURCHASES • During the three months ended September 30, 2019, the Company repurchased approximately 402 thousand shares of CRD-A and 231 thousand shares of CRD-B at a weighted average cost of $9.62 • During the nine months ended September 30, 2019, the Company repurchased approximately 1.1 million shares of CRD-A and 1.7 million shares of CRD-B at a weighted average cost of $9.23 • At September 30, 2019, the Company had remaining authorization to repurchase approximately 1.01 million shares under the 2019 Repurchase Authorization 16

2019 GUIDANCE As a result of benign weather continuing into the fourth quarter and slower than expected revenue contribution from new clients, Crawford & Company is adjusting its guidance for 2019 as follows: YEAR ENDING DECEMBER 31, 2019 Low End High End Consolidated revenues before reimbursements $1.00 $1.05 billion Net income attributable to shareholders of Crawford & Company $32.0 $35.0 million Diluted earnings per share--CRD-A $0.63 $0.68 per share Diluted earnings per share--CRD-B $0.55 $0.60 per share Non-GAAP net income attributable to shareholders of Crawford & Company, before arbitration and claim settlements $40.0 $45.0 million Non-GAAP diluted earnings per share--CRD-A $0.80 $0.85 per share Non-GAAP diluted earnings per share--CRD-B $0.72 $0.77 per share Consolidated operating earnings $82.5 $87.5 million Consolidated adjusted EBITDA $115.0 $120.0 million 17

CONCLUSION Looking forward Crawford has four primary objectives: • Growth: Increasing the velocity of revenue growth through continuous innovation as we work to deliver our goal of achieving 5% revenue growth and 15% earnings growth annually • System Readiness: Prioritizing IT investments across the globe to be at the forefront of innovation and disruption • People Readiness: Attract, develop, engage and retain the caring and capable people who deliver the Company’s mission. Continue to advance employee training and leadership development • Fiscal Responsibility: Focusing on cash generation capabilities and improving the Company’s free cash flow. Maintain prudent expense management and a conservative balance sheet while maximizing our return on capital investment and providing a return to shareholders 18

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APPENDIX: NON-GAAP FINANCIAL INFORMATION Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, loss on disposition of business line, arbitration and claim settlements and net income or loss attributable to noncontrolling interests. 21

APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, loss on disposition of business line, arbitration and claim settlements, income tax provision and non-cash stock-based compensation expense and excluding the impacts of the GCG business and foreign exchange impact. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are loss on disposition of business line and arbitration and claim settlements and foreign exchange impacts, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. 22

TOTAL REVENUES BEFORE REIMBURSEMENTS BY MAJOR CURRENCY The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas that Crawford does business: Three Months Ended Nine Months Ended September 30, September 30, September 30, September 30, (in thousands) 2019 2018 2019 2018 USD USD USD USD Geographic Area Currency equivalent % of total equivalent % of total equivalent % of total equivalent % of total U.S. USD $ 146,177 57.4% $ 143,144 56.1% $ 432,292 57.0% $ 466,541 57.8% U.K. GBP 30,844 12.1% 32,631 12.8% 93,967 12.4% 97,538 12.0% Canada CAD 28,350 11.1% 29,158 11.4% 87,037 11.5% 92,454 11.5% Australia AUD 18,648 7.3% 18,859 7.4% 54,223 7.1% 53,838 6.7% Europe EUR 13,816 5.4% 14,034 5.5% 40,002 5.3% 42,764 5.3% Rest of World Various 16,842 6.6% 17,203 6.7% 51,095 6.7% 54,042 6.7% Total Revenues, before reimbursements $ 254,677 100% $ 255,029 100% $ 758,616 100% $ 807,177 100% 23

RECONCILIATION OF NON-GAAP ITEMS Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Full Year September 30, September 30, Guidance Unaudited ($ in thousands) 2019 2018 2019 * Revenues Before Reimbursements Total Revenues $ 265,842 $ 264,863 $ 1,070,000 Reimbursements (11,165) (9,834) (45,000) Revenues Before Reimbursements $ 254,677 $ 255,029 $ 1,025,000 Costs of Services Provided, Before Reimbursements Total Costs of Services $ 192,014 $ 189,072 Reimbursements (11,165) (9,834) Costs of Services Provided, Before Reimbursements $ 180,849 $ 179,238 Quarter Ended Quarter Ended Full Year September 30, September 30, Guidance Unaudited ($ in thousands) 2019 2018 2019 * Operating Earnings: Crawford Claims Solutions $ 2,661 $ (135) Crawford TPA Solutions 9,347 8,055 Crawford Specialty Solutions 13,301 14,363 Unallocated corporate and shared costs and credits, net (1,649) (5,798) Consolidated Operating Earnings 23,660 16,485 $ 85,000 Deduct: Net corporate interest expense (3,162) (2,398) (10,800) Stock option expense (450) (393) (1,900) Amortization expense (2,829) (2,786) (11,200) Arbitration and claim settlements (1,200) — (12,552) Loss on disposition of business line — (1,201) Income taxes (5,328) (1,828) (16,000) Net loss attributable to non-controlling interests and redeemable noncontrolling interests 355 17 952 Net Income Attributable to Shareholders of Crawford & Company $ 11,046 $ 7,896 $ 33,500 * Midpoints of Company's Guidance, issued November 4, 2019 24

RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Full Year September 30, September 30, Guidance Unaudited ($ in thousands) 2019 2018 2019 * Net income attributable to shareholders of Crawford & Company $ 11,046 $ 7,896 $ 33,500 Add: Depreciation and amortization 10,236 10,644 40,648 Stock-based compensation 1,211 1,483 4,000 Net corporate interest expense 3,162 2,398 10,800 Arbitration and claim settlements 1,200 — 12,552 Loss on disposition of business line — 1,201 — Income taxes 5,328 1,828 16,000 Foreign exchange impacts 272 — — Adjusted EBITDA $ 32,455 $ 25,450 $ 117,500 * Midpoints of Company's Guidance, issued November 4, 2019 25

RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt September 30, December 31, Unaudited ($ in thousands) 2019 2018 Net Debt Short-term borrowings $ 33,606 $ 23,195 Current installments of capital leases 13 89 Long-term debt and capital leases, less current installments 155,761 167,126 Total debt 189,380 190,410 Less: Cash and cash equivalents 46,101 53,119 Net debt $ 143,279 $ 137,291 26

RECONCILIATION OF NON-GAAP ITEMS (continued) Segment Gross Profit Three months ended September 30, September 30, (in thousands) 2019 2018 Segment gross profit: Crawford TPA Solutions $ 26,710 $ 26,533 Crawford Claims Solutions 19,752 17,697 Crawford Specialty Solutions 24,802 25,923 Segment gross profit 71,264 70,153 Segment indirect costs: Crawford TPA Solutions (17,363) (18,478) Crawford Claims Solutions (17,091) (17,832) Crawford Specialty Solutions (11,501) (11,560) Unallocated corporate and shared costs, net (1,649) (5,798) Consolidated operating earnings 23,660 16,485 Net corporate interest expense (3,162) (2,398) Stock option expense (450) (393) Amortization expense (2,829) (2,786) Arbitration and claim settlements (1,200) — Loss on disposition of business line — (1,201) Income taxes (5,328) (1,828) Net loss attributable to noncontrolling interests and redeemable noncontrolling interests 355 17 Net income attributable to shareholders of Crawford & Company $ 11,046 $ 7,896 27